Exhibit 10.46
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
FIRST AMENDMENT
TO
LICENSE AGREEMENT
DATED AS OF SEPTEMBER 14, 1999
by and between
THE UNIVERSITY OF SOUTHERN CALIFORNIA
And
BIO-MANAGEMENT, INC. (NOW KNOWN AS CELL-MATRIX, INC.)
     This FIRST AMENDMENT (the “Amendment”) dated as of February 23, 2007 (the “Amendment Date”), is entered into by and between the University of Southern California (hereinafter “USC”), a California nonprofit corporation with its principal place of business at University Park, Los Angeles, California 90089, and Cell-Matrix, Inc., a Nevada corporation, formerly known as Bio-Management, Inc., (a wholly-owned subsidiary of Micromet, Inc., formerly known as CancerVax Corporation) (hereafter “Licensee”), having its principal place of business at 2110 Rutherford Road, Carlsbad, CA 92008, and amends the License Agreement entered into by and between Licensee and USC dated as of September 14, 1999 (the “License Agreement”). Licensee and USC are referred to in this Amendment individually as a “Party” and collectively as “Parties.”
     In consideration of the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Definitions
     All capitalized terms used in this Amendment have the meaning as defined in the first paragraph above and throughout this Amendment. Any capitalized terms used in this Amendment without definition have the meanings given to such terms in the License Agreement.
2. Amendments
     2.1 Section 3. subsection a. paragraph i. of the License Agreement is hereby amended and restated to read in full as follows:
“i. the exclusive worldwide license in the FIELD OF USE under the PATENTS to make, have made, use, offer for sale, sell, and import the PRODUCT(S); and”

     2.2 Section 3. subsection b. of the License Agreement is hereby amended by inserting the following sentence after the second sentence of subsection b.:
. . . “Licensee agrees that PRODUCTS used or sold in the United States shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the relevant U.S. federal agency.” . . .
     2.3 Section 10 of the License Agreement is hereby amended by inserting the following sentence after the first sentence of Section 10:
“USC shall not withhold permission, if (i) the agreement with a SUBLICENSEE is in full compliance with this Agreement, and (ii) the SUBLICENSEE is capable and shall use commercially reasonable efforts to develop a PRODUCT as specified in Section 15.d. and Section 25.”
     2.4 A new Section 15. subsection d. shall be inserted and read as follows:
“Unless terminated pursuant to the other provisions of this Agreement, this Agreement shall terminate on February 21, 2008, unless (i) Licensee has granted a sublicense to a third party and such SUBLICENSEE uses commercially reasonable efforts to develop a PRODUCT in compliance with this Agreement, or (ii) Licensee itself uses commercially reasonable efforts to develop a PRODUCT in compliance with this Agreement.”
     2.5 Appendix A of the Agreement shall be amended and restated to read in full as set forth in Schedule 1 of this Amendment.
3. Exclusion of Patents
     For the avoidance of doubt and notwithstanding anything in this Amendment or the License Agreement, the patents and patent applications listed in Schedule 2 of this Amendment are hereby expressly excluded from the definition of “PATENT” or “PATENTS” in the License Agreement.
4. Miscellaneous
     4.1 In the event of any conflict between the terms of this Amendment and the terms of the License Agreement, the terms of this Amendment shall control.
     4.2 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     4.3 USC hereby acknowledges and agrees that it has received the progress report pursuant to Section 25 of the License Agreement for 2006, that Cell-Matrix, Inc. as of the Amendment Date is a licensee in good standing and in compliance with the terms of the License

Agreement, and except as expressly modified by this Amendment, the terms and provisions of the License Agreement shall remain in full force and effect.
[Remainder of page intentionally left blank. Signature page follows.]

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Amendment Date by signature of their duly authorized representatives.

Cell-Matrix, Inc.	University of Southern California

/s/ Jens Hennecke	/s/ Dennis F. Dougherty
Name: Jens Hennecke	Name: Dennis F. Dougherty
Title: VP of Business Development	Title: Senior Vice President, Finance and CFO
Date: 3-2-2007	Date: 3-2-2007

Schedule 1
Appendix A
Patents/patent applications relating to [***]

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Schedule 2
List of applications and patents of the University of Southern California related to [***]

Micromet
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